Property and Equipment, Net (Tables)	6 Months Ended
Sep. 30, 2023
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net
	As of March 31,	As of September 30,
	2023	2023
	RMB	RMB
Office real estate	20,996	20,995
Furniture and equipment	5,991	5,991
Production and other machineries	55,004	55,004
Total	81,991	81,990
Less: accumulated depreciation	20,581	23,205
Property and equipment, net	61,410	58,785